AMENDMENT NO. 12
TO AMENDED AND RESTATED CREDIT AGREEMENT,
AMENDMENT NO. 1 TO AMENDED AND RESTATED PLEDGE AGREEMENT
AND CONSENT

THIS AMENDMENT NO. 12 TO AMENDED AND RESTATED CREDIT AGREEMENT, AMENDMENT NO. 1 TO AMENDED AND RESTATED PLEDGE AGREEMENT AND CONSENT, dated as of March 14, 2008 (the “Agreement”) relating to the Credit Agreement referenced below, is by and among WOLVERINE TUBE, INC., a Delaware corporation (the “Company”), certain of its Subsidiaries identified as Subsidiary Borrowers on the signature pages hereto and any additional Subsidiaries of the Company which become parties to the Credit Agreement in accordance with the terms thereof (collectively referred to as the “Subsidiary Borrowers” and individually referred to as a “Subsidiary Borrower”) (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the “Borrowers” or referred to individually as a “Borrower”), each of the financial institutions identified as Lenders on the signature pages hereto (the “Lenders” and each individually, a “Lender”), and WACHOVIA BANK, NATIONAL ASSOCIATION, (“Wachovia”), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the “Administrative Agent” or the “Agent”). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement and the provisions of Sections 1.2 and 1.3 of the Credit Agreement related to the definitions shall apply herein.

W I T N E S S E T H

WHEREAS, a $35,000,000 credit facility has been extended to the Borrowers pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of April 28, 2005 (as amended, modified or otherwise supplemented from time to time, the “Credit Agreement”) among the Borrowers, the Lenders, and the Administrative Agent;

WHEREAS, the obligations of the Credit Parties under the Credit Agreement are secured by substantially all the assets of the Credit Parties and their respective future U.S. Subsidiaries pursuant to the terms of the Security Documents, including, without limitation, that certain Amended and Restated Pledge Agreement, dated as of April 28, 2005 (as amended or otherwise modified prior to the date hereof, the “Pledge Agreement”), among the Borrowers and the Administrative Agent;

WHEREAS, the Company intends (i) to enter into that certain Preferred Stock Purchase Agreement (the “Series B Preferred Stock Purchase Agreement”) with The Alpine Group, Inc. (“Alpine”) pursuant to which the Company and Alpine have agreed to enter into certain transactions, including the purchase by Alpine of certain shares of the Company’s Series B Preferred Stock (as defined therein) (collectively, the transactions described under this clause (i) being hereinafter referred to as the “Alpine Series B Transaction”) and (ii) to enter into a Note Exchange and Debenture Agreement (the “2009 Senior Exchange and Debenture Agreement”) with Plainfield Special Situations Master Fund Limited (“Plainfield”) pursuant to which the Company and Plainfield have agreed to enter into certain transactions, including the issuance by the Company of up to $38,300,000 in 10 1/2 % senior exchange notes due March 28, 2009 (the “2009 Senior Exchange Notes”) to Plainfield in exchange for the 2008 Senior Notes held by Plainfield under the 2008 Senior Note Indenture (collectively, the transactions described under this clause (ii) being hereinafter referred to as the “Plainfield Exchange Note Transaction”);

WHEREAS, the Company has informed the Administrative Agent that it (i) has formed Wolverine Wieland Singapore Holdings Private Limited, a company organized under the laws of Singapore (“W/W Singapore Holdings”), as a wholly-owned direct Subsidiary of Wolverine China Investments, LLC, a Delaware limited liability company (“Wolverine China”), (ii) will cause W/W Singapore Holdings to become the owner of 100% of the issued and outstanding shares of Wolverine Tube Shanghai Co., Ltd., a corporation organized under the laws of the Peoples Republic of China (“Wolverine Shanghai”) and (iii) will cause Wolverine China to initially sell 30% of the Capital Stock of W/W Singapore Holdings to Wieland-Werke AG, a corporation of the Federal Republic of Germany (“Wieland”) pursuant to the terms of a Purchase Agreement (the “Wolverine/Wieland Purchase Agreement”), among the Company, Wolverine China and Wieland, with an option (the “Wieland Option”) for Wieland to purchase an additional 20% of the issued and outstanding shares of W/W Singapore Holdings, and the Company has further requested that the Administrative Agent waive the requirement that Wolverine China pledge the Capital Stock it owns in W/W Singapore Holdings to the Agent as security for the Obligations pursuant to the terms of the Pledge Agreement (collectively, the transactions described herein being hereinafter referred to as the “Wolverine/Wieland Transaction”, and together with the Alpine Series B Transaction and the Plainfield Exchange Note Transaction, collectively, the “Transactions”);

WHEREAS, the Borrowers have requested that the Lenders consent to the Transactions and in connection therewith, have requested that certain amendments be made to the Credit Agreement; and

WHEREAS, the undersigned Lenders have agreed to consent to the Transactions and to amend the Credit Agreement as contemplated herein pursuant to the terms and conditions herein;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

(A) Amendments to Credit Agreement. Effective on (and subject to the occurrence of) the Amendment No. 12 Effective Date (as hereinafter defined), the Credit Agreement shall be amended as follows:

1. The definition of “Change of Control” as set forth in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (c) and inserting a “,” in lieu thereof and (ii) inserting the phrase “and (e) the occurrence of a “Change of Control” under the 2009 Senior Exchange and Debenture Agreement, the 2009 Senior Exchange Notes, or other documents evidencing the 2009 Senior Exchange Notes” immediately following the end of clause (d) thereof.

2. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Series A Preferred Stock Certificate of Designations” means the Certificate of Designations of Series A Convertible Preferred Stock, attached as Exhibit A to the Series A Preferred Stock Purchase Agreement.

“Series A Preferred Stock Purchase Agreement” means that certain Preferred Stock Purchase Agreement dated as of January 31, 2007 among the Company, Alpine and Plainfield.

“Series B Preferred Stock Certificate of Designations” means the Certificate of Designation of Series B Convertible Preferred Stock s, attached as Exhibit A to the Series B Preferred Stock Purchase Agreement.

“Series B Preferred Stock Purchase Agreement” means that certain Preferred Stock Purchase Agreement between the Company and Alpine.

“Series B Preferred Stock” means the convertible preferred stock designated as the Series B Convertible Preferred Stock of the Company having the rights, preferences, privileges and restrictions set forth in the Preferred Stock Certificate of Designations which shall be convertible into the Common Stock, par value $1.00 per share, of the Company in accordance with the terms thereof.

“2009 Senior Exchange and Debenture Agreement” means the Note Exchange and Debenture Agreement, by and among the Company, the guarantors named therein and Plainfield, as initial purchaser thereunder, as the same may be amended, modified, restated or supplemented and in effect from time to time in accordance with the terms hereof.

“2009 Senior Exchange Noteholders” means a collective reference to the holders from time to time of the 2009 Senior Exchange Notes and “2009 Senior Exchange Noteholder” means any one of them.

“2009 Senior Exchange Notes” means a collective reference to the Company's $38,300,000 10 1/2% Senior Exchange Notes, due March 28, 2009, issued by the Company in favor of the 2009 Senior Exchange Noteholders, pursuant to the 2009 Senior Exchange and Debenture Agreement, as such 2009 Senior Exchange Notes may be amended, modified, restated or supplemented and in effect from time to time in accordance with the terms hereof.

3. Section 1.1 of the Credit Agreement is hereby amended by deleting in their entirety the definitions of “Preferred Stock Certificate Designations” and Preferred Stock Purchase Agreement”.

4. Section 5.2 of the Credit Agreement is hereby amended by (i) re-lettering clauses (h) and (i) thereof as clauses (i) and (j), respectively, (ii) inserting a new clause (h) to read as follows:

(h) 2009 Senior Exchange and Debenture Agreement. Immediately after giving effect to the making of a Loan or the issuance of a Letter of Credit, the Company shall not be in violation of the terms of the 2009 Senior Exchange and Debenture Agreement and shall demonstrate in writing compliance with Section 4.5(i) of the 2009 Senior Exchange and Debenture Agreement.

(iii) amending and restating clause (i) in its entirety to read as follows:

(i) Lien Sharing Provisions. Immediately after giving effect to the making of a Loan or the issuance of a Letter of Credit, no requirement shall be in effect that any of the Borrowers make effective provision whereby any or all of the 2008 Senior Notes, the 2009 Senior Notes or the 2009 Senior Exchange Notes will be secured by a Lien equally and ratably with the Obligations.

and (iv) amending and restating the last paragraph thereof in its entirety to read as follows:

The delivery of each Notice of Borrowing and each request for a Letter of Credit shall constitute a representation and warranty by the applicable Borrower of the correctness of the matters specified in subsections (b), (c), (d), (e), (f), (g), (h), (i) and (j) above.

5. Section 7.1(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(j) As soon as available and in any event within thirty (30) days after the end of each Production Month of the Consolidated Parties, a certificate of a Senior Financial Officer of the Company demonstrating compliance with each of Section 4.3(i) of the 2008 Senior Note Indenture, Section 4.11(i) of the 2009 Senior Note Indenture and Section 4.5(i) of the 2009 Senior Exchange and Debenture Agreement by calculation thereof as of the end of each such Production Month (the certificate for the 12th Production Month of each year may be based on interim financials, provided, that as soon as audited financial statements are available, if there are any discrepancies between the interim financials and audited financials affecting the calculations referred to hereinabove, a corrected certificate shall be resubmitted promptly to the Administrative Agent and the Lenders).

6. Section 9.1 of the Credit Agreement is hereby amended by (i) adding the phrase “and the Series B Preferred Stock” to clause (m) thereof immediately following the word “Stock” appearing therein, (ii) deleting the word “and” from the end of clause (m) thereof, (iii) re-lettering clause (n) thereof as clause (o) and (iv) adding a new clause (n) thereto as follows:

(n) Indebtedness of the Credit Parties arising under the 2009 Senior Exchange and Debenture Agreement and the 2009 Senior Exchange Notes in an aggregate principal amount of up to $38,300,000; and.

7. Section 9.7 of the Credit Agreement is hereby amended by amending and restating clause (iv) thereof in its entirety to read as follows:

(iv) the sale of the Series A Preferred Stock to Alpine and Plainfield in accordance with the Series A Preferred Stock Purchase Agreement and the sale of the Series B Preferred Stock to Alpine in accordance with the Series B Preferred Stock Purchase Agreement.

8. Section 9.11 of the Credit Agreement is hereby amended by amended and restating clauses (c) and (d) thereof in their entirety to read as follows:

(c)  dividends payable on the Series A Preferred Stock as and when due in accordance with the Series A Preferred Stock Certificate of Designations and dividends payable on the Series B Preferred Stock as and when due in accordance with the Series B Preferred Stock Certificate of Designations, in each case, so long as no Event of Default shall exist immediately before or after payment of such dividends and (d) dividends, distributions or other payments applied to the payment of the 2008 Senior Notes, to the payment of the 2009 Senior Notes and to the payment of the 2009 Senior Exchange Notes to the extent any such payments are permitted to be made pursuant to Section 9.15 hereof; provided, however, that in each case described under clause (d) hereof, immediately before and after giving effect to such dividend, distribution or other payment, no Event of Default shall exist and the Company shall be in compliance with the terms and provisions of the 2008 Senior Note Indenture, the terms and provisions of the 2009 Senior Note Indenture and the terms and provisions of the 2009 Exchange and Debenture Agreement, as applicable.

9. Section 9.14 of the Credit Agreement is hereby amended by amending and restating clause (y) thereof in its entirety to read as follows:

(y) the 2008 Senior Note Indenture, the 2009 Senior Note Indenture and the 2009 Senior Exchange and Debenture Agreement.

10. Section 9.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

9.15 Other Indebtedness

The Consolidated Parties will not effect or permit any change in or amendment to any document or instrument pertaining to the terms of payment or required prepayments of the 2008 Senior Notes, the 2009 Senior Notes or the 2009 Senior Exchange Notes, effect or permit any change in or amendment to any document or instrument pertaining to the covenants or events of default of the 2008 Senior Notes, the 2009 Senior Notes or the 2009 Senior Exchange Notes if the effect of any such change or amendment is to make such covenants or events of default more restrictive, give any notice of optional redemption or optional prepayment or offer to repurchase under any such document or instrument, or, directly or indirectly, make any payment of principal of or interest on or in redemption, retirement or repurchase of the 2008 Senior Notes, the 2009 Senior Notes or the 2009 Senior Exchange Notes, except for (a) scheduled payments required by the terms of the documents and instruments evidencing the 2008 Senior Notes, the 2009 Senior Notes and the 2009 Senior Exchange Notes, as the case may be and (b) so long as no Default or Event of Default shall have occurred and be continuing immediately prior to or immediately after giving effect to any of the actions or payments contemplated by this subsection 9.15(b), the Consolidated Parties may prepay, redeem or repurchase long-term (as such term is defined in accordance with GAAP) Indebtedness of any Borrower (i) in an amount not to exceed $10,000,000 in any fiscal year, provided the Excess Availability immediately prior to and immediately after giving effect to such prepayment shall be equal to or greater than $20,000,000 or (ii) with the proceeds from (1) the sale of any assets or properties permitted by Section 9.5(f) after compliance with Section 4.4(b)(ii) or (2) any Equity Issuance occurring after the Closing Date.

11. Section 9.17 of the Credit Agreement is hereby amended by amending an restating clauses (iv) and (v) thereof in their entirety to read as follows:

(iv) the 2008 Senior Note Indenture, the 2009 Senior Note Indenture and the 2009 Senior Exchange and Debenture Agreement and (v) the Series A Preferred Stock Certificate of Designations and the Series B Preferred Stock Certificate of Designations.

12. Section 11.1(g) is hereby amended by inserting the phrase “, the 2009 Senior Exchange Notes” immediately following the phrase “2009 Senior Notes” appearing therein.

13. Each of the Schedules attached to the Credit Agreement is hereby deleted and replaced by the corresponding Schedule attached to this Agreement.

(B) Amendments to Pledge Agreement. Effective on (and subject to the occurrence of) the Amendment No. 12 Effective Date (as hereinafter defined), Section 2 of the Pledge Agreement is hereby amended by (i) deleting clause (i) thereof appearing immediately after the phrase “Notwithstanding the foregoing, it is further understood and agreed as follows” in its entirety and (ii) renumbering clauses (ii) and (iii) thereof as clauses (i) and (ii), respectively.

(C) Consent. Effective on (and subject to the occurrence of) the Amendment No. 12 Effective Date, the Lenders hereby consent to the following:

1. Alpine Series B Transaction. The consummation of the Alpine Series B Transaction, including the Company’s adoption and filing of the Series B Preferred Stock Certificate of Designations, so long as the following conditions have been met:

(i) the Administrative Agent shall have received a fully executed copy of the Series B Preferred Stock Purchase Agreement and all related agreements executed in connection therewith, which agreements shall be in full force and effect and shall be reasonably satisfactory to the Administrative Agent; and

(ii) after giving effect to the transactions contemplated by the Alpine Series B Transaction, (A) the representations and warranties contained in Article VI of the Credit Agreement, as amended hereby, shall be true and correct in all material respects on and as of the date thereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and (ii) no Default or Event of Default shall exist under the Credit Agreement, as amended hereby, on and as of the date thereof.

2. Plainfield Exchange Note Transaction. The consummation of the Plainfield Exchange Note Transaction, including the issuance of the 2009 Senior Exchange Notes, so long as the following conditions have been met:

(i) the Administrative Agent shall have received a fully executed copy of the 2009 Senior Exchange and Debenture Agreement and all related agreements executed in connection therewith, which agreements shall be in full force and effect and shall be reasonably satisfactory to the Administrative Agent;

(ii) the Administrative Agent shall have received evidence in writing satisfactory to it that after giving effect to the transactions contemplated by the 2009 Senor Exchange and Debenture Agreement, the Company is in compliance with the terms of the 2008 Senior Note Indenture, the 2009 Senior Note Indenture and the 2009 Senior Exchange and Debenture Agreement, which writing shall expressly demonstrate compliance with Section 4.3(i) of the 2008 Senior Note Indenture, Section 4.11(i) of the 2009 Senior Note Indenture and Section 4.5(i) of the 2009 Senior Exchange and Debenture Agreement; and

(iii) after giving effect to the transactions contemplated by the Plainfield Exchange Note Transaction, (A) the representations and warranties contained in Article VI of the Credit Agreement, as amended hereby, shall be true and correct in all material respects on and as of the date thereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and (ii) no Default or Event of Default shall exist under the Credit Agreement, as amended hereby, on and as of the date thereof.

3. Wolverine/Wieland Transaction. The consummation of the Wolverine/Wieland Transaction, including (A) the sale of up to 30% of the issued and outstanding shares of W/W Singapore Holdings on the closing date thereof, (B) the exercise of the Wieland Option and (C) excluding Wolverine China from the requirement to pledge the Capital Stock of W/W Singapore Holdings owned by Wolverine China to the Agent pursuant to the terms of the Pledge Agreement, so long as the following conditions have been met:

(i) the Administrative Agent shall have received a fully executed copy of the Wolverine/Wieland Purchase Agreement and all related agreements executed in connection therewith, including, without limitation, the Stock Option Agreement and the Voting Rights Agreement (as each such agreement is defined therein), which agreements shall be in full force and effect and shall be reasonably satisfactory to the Administrative Agent; and

(ii) after giving effect to the transactions contemplated by the Wolverine/Wieland Transaction, (A) the representations and warranties contained in Article VI of the Credit Agreement, as amended hereby, shall be true and correct in all material respects on and as of the date thereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and (ii) no Default or Event of Default shall exist under the Credit Agreement, as amended hereby, on and as of the date thereof.

(D) Representations and Warranties. Each Credit Party hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the transactions contemplated herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the transactions contemplated herein, (iii) it has the corporate, limited liability company or limited partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary organizational action to authorize the execution, delivery and performance by it of this Agreement; (iv) it has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity and (v) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will violate or conflict in any material respect with any material provision of its articles or certificate of incorporation or certificate of limited partnership or certificate of formation, bylaws, agreement of limited partnership or limited liability company agreement or violate, contravene or conflict in any material respect with contractual provisions of, or cause an event of default under, any indenture, including without limitation the 2008 Senior Note Indenture and 2009 Senior Note Indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound.

(E) Effectiveness. This Agreement shall become effective upon the earliest date (the “Amendment No. 12 Effective Date”) on which the following conditions precedent have been satisfied:

1. Executed Agreement. The Administrative Agent shall have received a fully executed counterpart of this Agreement from each party hereto.

2. Amendment Fee; Expenses. The Administrative Agent shall have received from the Borrowers payment of an amendment fee in the amount of $25,000 and payment of all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees and expenses of Mayer Brown LLP, and all previously incurred fees and expenses which remain outstanding on the effective date of this Agreement.

3. Other Conditions Precedent. The Borrowers shall have completed all proceedings taken in connection with the transactions contemplated by this Agreement and delivered to the Administrative Agent all other documentation and other items incident thereto, and each shall be satisfactory to the Administrative Agent and its legal counsel, Mayer Brown LLP. Notwithstanding the foregoing, the effectiveness of the consent of the Administrative Agent to the Wolverine/Wieland Transaction shall not be subject to conditions precedent applicable only to the Alpine Series B Transaction and the Plainfield Exchange Note Transaction.

(F) No Other Modification. Except to the extent specifically provided to the contrary in this Agreement, all terms and conditions of the Credit Agreement (including Exhibits and Schedules thereto), the Pledge Agreement (including Exhibits and Schedules thereto) and the other Credit Documents shall remain in full force and effect, without modification or limitation. This Agreement shall not operate as a consent to any other action or inaction by the Borrowers or any other Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender or the Administrative Agent under the Credit Agreement, the Pledge Agreement or any other Credit Document nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in the Credit Agreement, the Pledge Agreement or any other Credit Document except as specifically provided herein. Each of the Credit Parties acknowledges, confirms and agrees that the Credit Documents to which it is a party remain in full force and effect as of the date hereof and continue to secure all Obligations of each such Credit Party to any Lender or the Administrative Agent, and novation of any kind is hereby expressly disclaimed.

(G) Release. In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to the Administrative Agent and each Lender that as of the date hereof there are no causes of action, claims, actions, proceedings, judgments, suits, demands, damages or offsets against or defenses or counterclaims to its Obligations or Secured Obligations under the Credit Documents and furthermore, such Credit Party waives any and all such causes of action, claims, actions, proceedings, judgments, suits, demands, damages, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases the Administrative Agent and each Lender and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, actions, proceedings, judgments, suits, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to any Credit Document, on or prior to the date hereof.

(H) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina, without regard to the principles governing conflicts of laws thereof.

(I) INCORPORATION BY REFERENCE OF CERTAIN PROVISIONS. THE PROVISIONS IN SECTIONS 14.5, 14.6, 14.8, 14.9, 14.10, 14.12, 14.13, 14.14, 14.15, 14.19 AND 14.24 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

[SIGNATURE PAGES FOLLOW]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

COMPANY:
WOLVERINE TUBE, INC.

By:
Name:
Title:

SUBSIDIARY BORROWERS:

TF INVESTOR, INC.

By:
Name:
Title:

TUBE FORMING HOLDINGS, INC.

By:
Name:
Title:

TUBE FORMING, L.P.
By:	Tube Forming Holdings, Inc., its General Partner

By:
Name:
Title:

Amendment No. 12 to Amended and Restated Credit Agreement, Amendment No. 1 to Amended and Restated Pledge Agreement and Consent

WOLVERINE FINANCE, LLC

By:
Name:
Title:

WOLVERINE JOINING TECHNOLOGIES, LLC

By:
Name:
Title:

WOLVERINE CHINA INVESTMENTS, LLC

By:	Wolverine Tube, Inc., its Managing Member

By:
Name:
Title:

WT HOLDING COMPANY, INC.

By:
Name:
Title:

Amendment No. 12 to Amended and Restated Credit Agreement, Amendment No. 1 to Amended and Restated Pledge Agreement and Consent

AGENT AND LENDERS:
WACHOVIA BANK,
NATIONAL ASSOCIATION, in its capacity
as Administrative Agent and as a Lender

By:
Name:
Title:

(signature pages end)

Amendment No. 12 to Amended and Restated Credit Agreement, Amendment No. 1 to Amended and Restated Pledge Agreement and Consent